UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 15, 2023

Esperion Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35986	26-1870780
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3891 Ranchero Drive, Suite 150
Ann Arbor, MI
(Address of principal executive offices)

48108
(Zip Code)

Registrant’s telephone number, including area code: (734) 887-3903

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ESPR	NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

Esperion Therapeutics, Inc. (the “Company”) held its 2023 annual meeting of stockholders on June 15, 2023 (the “Annual Meeting”). As further described under Item 5.07 below, the Company’s stockholders approved an amendment (“Plan Amendment”) to the Esperion Therapeutics, Inc. 2022 Stock Option and Incentive Plan (the “2022 Plan”) to increase the aggregate number of shares of common stock authorized for issuance under the 2022 Plan by 6,250,000 shares.

A summary of the Plan Amendment is contained in the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on April 13, 2023 (the “Proxy Statement”) in connection with the Annual Meeting under the heading “Proposal Four - Approval of an Amendment to the Esperion Therapeutics, Inc. 2022 Stock Option and Incentive Plan” and is incorporated herein by reference.

The foregoing summary is not intended to be complete and is qualified in its entirety by reference to the full text of the 2022 Plan and the Plan Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference in this Item 5.02.

On June 15, 2023, Jeffrey Berkowitz, J.D. notified the Board of Directors (the “Board”) of the Company of his decision to resign from the Board, effective immediately. Mr. Berkowitz’s decision to resign as a director was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

In connection with Mr. Berkowitz’s resignation, the Board approved the appointment of current Board member Tracy Woody as Chairperson of the Compliance Committee of the Board, effective immediately. Following Ms. Woody’s appointment, the members of the Compliance Committee are Tracy Woody (Chairperson), Seth H.Z. Fischer and Nicole Vitullo. The composition of the Compensation Committee, the Audit Committee and the Nominating and Corporate Governance Committee remains unchanged.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 15, 2023, the Company filed a certificate of amendment to its amended and restated certificate of incorporation (the “Charter Amendment”) with the Secretary of State of the State of Delaware to increase the authorized shares of common stock from 240,000,000 to 480,000,000. As further described under Item 5.07 below, the proposal for the amendment was approved by the Company’s stockholders at the Annual Meeting.

A copy of the Charter Amendment, which became effective immediately upon filing with the Secretary of State of the State of Delaware, is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 5.03. The foregoing description of the amendments effected by the Charter Amendment is qualified by reference to Exhibit 3.1 hereto.

Item 5.07. Submission of Matters to a Vote of Security Holders.
The Company held its Annual Meeting on June 15, 2023. As of March 28, 2023, the record date for the Annual Meeting, there were 89,071,361 outstanding shares of the Company’s common stock. The Company’s stockholders voted on the following matters, which are described in detail in the Proxy Statement: (i) to elect four Class I directors, J. Martin Carroll, Sheldon L. Koenig, Stephen Rocamboli and Tracy M. Woody to hold office until the 2026 Annual Meeting of Stockholders and until their successors are duly elected and qualified, subject to their earlier resignation or removal (“Proposal 1”), (ii) to approve the non-binding advisory resolution on the compensation of the Company’s named executive officers (“Proposal 2”), (iii) to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (“Proposal 3”), (iv) to approve an amendment to the 2022 Plan to increase the aggregate number of shares of common stock authorized for issuance under the 2022 Plan by 6,250,000 shares ("Proposal 4"), and (v) to amend our Charter to increase the authorized shares of common stock from 240,000,000 to 480,000,000 ("Proposal 5").

The Company’s stockholders approved the Class I director nominees recommended for election in Proposal 1 at the Annual Meeting. The Company’s stockholders voted for Class I directors as follows:

Class I Director Nominee	For	Withhold	Broker Non-Votes
J. Martin Carroll	43,083,881	8,580,373	11,836,829
Sheldon L. Koenig	39,779,430	11,884,824	11,836,829
Stephen Rocamboli	43,675,302	7,988,952	11,836,829
Tracy M. Woody	31,285,327	20,378,927	11,836,829

The Company’s stockholders approved Proposal 2. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain	Broker Non-Votes
37,435,096	14,031,443	197,715	11,836,829

The Company’s stockholders approved Proposal 3. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain	Broker Non-Votes
54,870,683	8,386,449	243,951	—
The Company’s stockholders approved Proposal 4. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain	Broker Non-Votes
38,591,807	12,933,792	138,655	11,836,829
The Company’s stockholders approved Proposal 5. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain	Broker Non-Votes
47,061,607	16,172,466	267,010	—
No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.
Item 9.01. Financial Statements and Exhibits.

d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment No. 2 to Amended and Restated Certificate of Incorporation of the registrant.
10.1	The Esperion Therapeutics, Inc. 2022 Stock Option and Incentive Plan and its Amendment.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2023	Esperion Therapeutics, Inc.

	By:	/s/ Sheldon L. Koenig
Sheldon L. Koenig
President and Chief Executive Officer